Exhibit 99.1

Monthly Operating Report
ACCRUAL BASIS
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

JUDGE:	Honorable Brenda T. Rhoades

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	December 31	2019
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER
PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT
(ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND,
TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE.
DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL
INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Jennifer J. Kosharek		Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

Jennifer J. Kosharek		1/15/2020
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ Jennifer J. Kosharek		Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER		TITLE

Jennifer J. Kosharek		1/15/2020
PRINTED NAME OF PREPARER		DATE

Monthly Operating Report
ACCRUAL BASIS-1
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

COMPARATIVE BALANCE SHEET
		SCHEDULE AMOUNT as of Nov. 12	NOVEMBER 30	DECEMBER 31	MONTH
ASSETS
1.	UNRESTRICTED CASH	$ 9,769,668	$ 9,565,361	$ 8,286,353
2.	RESTRICTED CASH	$ -	$ -	$ -	$ -
3.	TOTAL CASH	$ 9,769,668	$ 9,565,361	$ 8,286,353	$ -
4.	ACCOUNTS RECEIVABLE (NET)	$ 5,616,444	$ 4,270,444	$ 3,025,206
5.	INVENTORY	$ 13,714,792	$ 13,503,589	$ 13,049,987
6.	NOTES RECEIVABLE	$ -	$ -	$ -	$ -
7.	PREPAID EXPENSES	$ 2,075,993	$ 1,971,200	$ 1,696,383
8.	OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -
9.	TOTAL CURRENT ASSETS	$ 31,176,897	$ 29,310,594	$ 26,057,929	$ -
10.	PROPERTY, PLANT & EQUIPMENT	$ 5,149,385	$ 11,909,274	$ 11,909,274
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION		$ (6,815,209)	$ (6,909,877)
12.	NET PROPERTY, PLANT & EQUIPMENT	$ 5,149,385	$ 5,094,064	$ 4,999,397	$ -
13.	DUE FROM INSIDERS	$ -	$ -	$ -	$ -
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$ -	$ -	$ -	$ -
15.	OTHER (ATTACH LIST)	$ 1,457,176	$ 1,438,411	$ 1,400,555
16.	TOTAL ASSETS	$ 37,783,458	$ 35,843,070	$ 32,457,881	$ -
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$ 68,036	$ 225,061
18.	TAXES PAYABLE		$ (14,628)	$ 4,720
19.	NOTES PAYABLE		$ -	$ -	$ -
20.	PROFESSIONAL FEES		$ 369,096	$ 984,480
21.	SECURED DEBT		$ -	$ -	$ -
22.	OTHER (ATTACH LIST)		$ 559,952	$ 836,758
23.	TOTAL POSTPETITION LIABILITIES		$ 982,457	$ 2,051,018	$ -
PREPETITION LIABILITIES
24.	SECURED DEBT	$ 10,118,505	$ 10,168,789	$ 10,269,356
25.	PRIORITY DEBT	$ 1,751,288	$ 900,091	$ 600,548
26.	UNSECURED DEBT	$ 9,286,640	$ 9,345,809	$ 8,873,274
27.	OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -
28.	TOTAL PREPETITION LIABILITIES	$ 21,156,433	$ 20,414,689	$ 19,743,178	$ -
29.	TOTAL LIABILITIES	$ 21,156,433	$ 21,397,146	$ 21,794,196	$ -
EQUITY
30.	PREPETITION OWNERS' EQUITY	$ 96,444,483	$ 16,627,024	$ 14,445,924	$ 10,663,685
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)	$ (79,817,458)	$ (2,181,101)	$ (3,782,239)	$ -
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)	$ -	$ -	$ -	$ -
33.	TOTAL EQUITY	$ 16,627,024	$ 14,445,924	$ 10,663,685	$ 10,663,685
34.	TOTAL LIABILITIES & OWNERS' EQUITY	$ 37,783,458	$ 35,843,070	$ 32,457,881	$ 10,663,685

GL Account Name	GL Acct #	Description	Notes	Nov. 12, 2019	Nov. 30, 2019	Dec. 31, 2019
ROU Operating Leases - Noncurrent	16010	ASC 842 Right of Use Operating Leases Asset	Account reconciliation available upon request	$1,418,198	$1,418,198	$1,418,198
ROU Operating Leases - Noncurrent	16010	ASC 842 Right of Use Operating Leases Asset	Account reconciliation available upon request	$415,559	$415,559	$415,559
Operating Leases Noncurrent Amortizati	16011	ASC 842 Right of Use Operating Leases Asset Amortization	Account reconciliation available upon request	$(303,977)	$(318,968)	$(349,155)
Operating Leases Noncurrent Amortizati	16011	ASC 842 Right of Use Operating Leases Asset Amortization	Account reconciliation available upon request	$(72,604)	$(76,377)	$(84,047)
				$1,457,176	$1,438,411	$1,400,555
			Per Page 1	$1,457,176	$1,438,411	$1,400,555
			Difference	$-	$-	$-

		(CR) / DR	(CR) / DR	(CR) / DR		(CR) / DR	(CR) / DR	(CR) / DR	(CR) / DR
		Balance	Balance	Balance		POST - Petition Portion Only	Pre-Petition Still Existing at	POST - Petition Portion Only	Pre-Petition Still Existing at
GL Account Name	Notes	Nov. 12, 2019	Nov. 30, 2019	Dec. 31, 2019	GL Acct #	Nov. 30, 2019	Nov. 30, 2019	Dec. 31, 2019	Dec. 31, 2019
Manual AP Accrual	Post petition amount per GL reconciliation. Services incurred not yet invoiced.	(583,870)	(1,180,121)	(1,513,940)	20106	(596,251)		(1,229,811)
Received, Not Invoiced		(228,712)	(228,712)	-	20110			-
Accrued Warranty	No update to accrual post petition. No new trials/perms.	(282,084)	(282,084)	(282,084)	20250
Other Accrued Expenses		1,651	5,949	(0)	20251			-
Deferred Lease Payments	GAAP Straight Line Rent Expense Calculation. Difference in actual rent pymt and straight line amortization (also see ROU accts)	(16,281)	(16,468)	(16,842)	20602	(187)		(561)
Operating Lease Liability- Noncurrent	ASC 842 Right of Use Operating Leases Liability. Note this liability was booked when 842 implemented (along with the asset) and is decreased every month (along with the asset which gets amortized) as we progress through the leases	(1,833,972)	(1,810,178)	(1,762,262)	20610
TOTAL OTHER LIABILITIES		(2,943,269)	(3,511,614)	(3,575,129)

Accrued Salaries & Wages	Accrual all post petition	(116,947)	(284,422)	(331,405)	20210	(284,422)	-	(331,405)	-
Accrued PTO	Employee balances re-set to 80 hours max on 12/31/19. Assuming most accrued pre-petition.	(731,384)	(720,525)	(406,933)	20211		(720,525)		(406,933)
Accrued Commissions	Guarantees and earned amounts (plus auto allow) post-petition not yet paid at 12/31	(657,527)	-	(175,639)	20215		-	(175,639)	-
Accrued Medical	All paid / remitted	-	-	-	20225		-		-
Accrued H.S.A & Flex Benefits	Pay day 1/3/20 not remitted by 12/31/19. All post-petition.	(5,420)	(0)	(1,831)	20230		-	(1,831)	-
Accrued FSA	Unable to separate pre/post. Assuming most accrued pre-petition.	(19,282)	(17,465)	(16,672)	20231		(17,465)		(16,672)
Accrued Vision	All paid / remitted	-	-	-	20232		-		-
Accrued 401K	Pay day 1/3/20 not remitted by 12/31/19. All post-petition.	(36,184)	(112)	(37,189)	20235		-	(37,189)	-
Accrued Other Payroll	Post-petition amount per GL reconciliation for expense reports not yet paid. Pre-petition amount per GL reconciliation for claims over cap.	(150,676)	(227,172)	(222,029)	20240	(48,188)	(178,984)	(19,450)	(202,579)
Accrued Payroll Taxes	Accrual all post petition	(8,884)	(21,758)	(25,353)	20245		-	(25,353)	-
Accrued Sales Tax	The debit balance is primarily caused by a $30K refund due from the state of Ohio for corrections made in Sept. between customer billings and our remittance to the state. We have requested a refund check but it will take ~ 6 months due to backlog. This account is fully related to pre-petition as we have no post-petition trials/perms generating sales tax (revisions are immaterial).	(1,173)	16,882	25,635	20255	-	16,882	-	25,635
Accrued Use Tax		(8,715)	(8,715)	(5,002)	20260		-		-
Accrued State Taxes		(15,095)	(15,095)	(15,095)	20405		-		-
TOTAL PRIORITY LIABILITIES		(1,751,288)	(1,278,382)	(1,211,511)			(900,091)		(600,548)

TOTAL TRADE A/P		(6,343,371)	(6,438,361)	(6,738,200)

TOTAL THIS TAB		(11,037,928)	(11,228,358)	(11,524,841)
TOTAL PER PAGE 1 TAB (Liabilities w/o Secured Debt)		(11,037,928)	(11,228,358)	(11,524,841)

						(929,048)		(1,821,238)
			Professional Fees Separately Disclosed			(369,096)		(984,480)
			Total Post Petition Liabilities (Other)			(559,952)		(836,758)

Monthly Operating Report
ACCRUAL BASIS-2
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

INCOME STATEMENT		NOVEMBER 13-30	DECEMBER 1-31	MONTH	MONTH
REVENUES
1.	GROSS REVENUES	$ 191,673	$ 314,168
2.	LESS: RETURNS & DISCOUNTS	$ 188,618	$ 332,378
3.	NET REVENUE	$ 3,055	$ (18,210)	$ -	$ -
COST OF GOODS SOLD
4.	MATERIAL	$ 211,203	$ 182,556
5.	DIRECT LABOR	$ -	$ -	$ -	$ -
6.	DIRECT OVERHEAD	$ -	$ -	$ -	$ -
7.	TOTAL COST OF GOODS SOLD	$ 211,203	$ 182,556	$ -	$ -
8.	GROSS PROFIT (LOSS)	$ (208,148)	$ (200,766)	$ -	$ -
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$ 89,159	$ 114,563
10.	SELLING & MARKETING	$ 293,728	$ 1,351,157
11.	GENERAL & ADMINISTRATIVE	$ 1,051,830	$ 1,050,582
12.	RENT & LEASE	$ 43,580	$ 70,855
13.	OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -
14.	TOTAL OPERATING EXPENSES	$ 1,478,297	$ 2,587,157	$ -	$ -
15.	INCOME (LOSS) BEFORE NON-OPERATING INCOME & EXPENSE	$ (1,686,444)	$ (2,787,923)	$ -	$ -
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)	$ (2,258)	$ (99)
17.	NON-OPERATING EXPENSE (ATTACH LIST)	$ -	$ -	$ -	$ -
18.	INTEREST EXPENSE	$ 72,498	$ 284,363
19.	DEPRECIATION / DEPLETION	$ 55,320	$ 94,668
20.	AMORTIZATION	$ -	$ -	$ -	$ -
21.	OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -
22.	NET OTHER (INCOME) & EXPENSES	$ 125,560	$ 378,932	$ -	$ -
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$ 369,096	$ 615,384
24.	U.S. TRUSTEE FEES	$ -	$ -
25.	OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -
26.	TOTAL REORGANIZATION EXPENSES	$ 369,096	$ 615,384	$ -	$ -
27.	INCOME TAX	$ -	$ -
28.	NET PROFIT (LOSS)	$ (2,181,101)	$ (3,782,239)	$ -	$ -

GL Account Name	GL Acct #	GL Entries Nov. 13-30, 2019	GL Entries Dec. 1-31, 2019	Description
Other Income/Expense	80120	$(2,258)	$(99)	SVB bank account revenue share

Monthly Operating Report
ACCRUAL BASIS-3
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

CASH RECEIPTS AND DISBURSEMENTS		NOVEMBER 13-30	DECEMBER 1-31	MONTH	QUARTER
1.	CASH - BEGINNING OF MONTH	$ 9,769,668	$ 9,565,361	$ 8,286,353
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$ -			$ -
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$ 1,351,696			$ 1,351,696
4.	POSTPETITION	$ -	$ 1,235,009		$ 1,235,009
5.	TOTAL OPERATING RECEIPTS	$ 1,351,696	$ 1,235,009	$ -	$ 2,586,705
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$ -			$ -
7.	SALE OF ASSETS	$ -			$ -
8.	OTHER (ATTACH LIST)	$ 22,334	$ 29,346		$ 51,680
9.	TOTAL NON-OPERATING RECEIPTS	$ 22,334	$ 29,346	$ -	$ 51,680
10.	TOTAL RECEIPTS	$ 1,374,030	$ 1,264,354	$ -	$ 2,638,384
11.	TOTAL CASH AVAILABLE	$ 11,143,698	$ 10,829,715	$ 8,286,353
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$ 1,086,763	$ 1,676,732		$ 2,763,496
13.	PAYROLL TAXES PAID	$ 40,237	$ 90,933		$ 131,170
14.	SALES, USE & OTHER TAXES PAID	$ 18,537	$ 51,457		$ 69,994
15.	SECURED / RENTAL / LEASES	$ -	$ 318,821		$ 318,821
16.	UTILITIES	$ -			$ -
17.	INSURANCE	$ 207,471	$ 176,341		$ 383,812
18.	INVENTORY PURCHASES	$ -			$ -
19.	VEHICLE EXPENSES	$ -			$ -
20.	TRAVEL	$ -			$ -
21.	ENTERTAINMENT	$ -			$ -
22.	REPAIRS & MAINTENANCE	$ -			$ -
23.	SUPPLIES	$ -			$ -
24.	ADVERTISING	$ -			$ -
25.	OTHER (ATTACH LIST)	$ 225,330	$ 229,076		$ 454,406
26.	TOTAL OPERATING DISBURSEMENTS	$ 1,578,337	$ 2,543,362	$ -	$ 4,121,699
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$ -	$ -		$ -
28.	U.S. TRUSTEE FEES	$ -	$ -		$ -
29.	OTHER (ATTACH LIST)	$ -			$ -
30.	TOTAL REORGANIZATION EXPENSES	$ -	$ -	$ -	$ -
31.	TOTAL DISBURSEMENTS	$ 1,578,337	$ 2,543,362	$ -	$ 4,121,699
32.	NET CASH FLOW	$ (204,307)	$ (1,279,007)	$ -	$ (1,483,314)
33.	CASH - END OF MONTH	$ 9,565,361	$ 8,286,353	$ 8,286,353

NON-OPERATING RECEIPTS
11,051	Non-Op Receipts - Interest on Asset Management Account Total
927	Non-Op Receipts Other - Various state refunds
17,302	Non-Op Receipts Other - Payroll-related: Return of Rejected Child Support Payment Total
65	Non-Op Receipts Other - Stock related: RSU vest Total
Non-Op Receipts Other - Payroll-related: Monthly Wageworks reimbursement (HSA, FSA, HRA, COBRA) Total

29,346	8. OTHER

OPERATING DISBURSEMENTS
Op Disbursement - Other - Management Fee on Investment Acct Total
67,547	Op Disbursement - Other - Payroll-related: H.S.A./Acensus 401K/ F.S.A
Op Disbursement - Other - Rejection of NeuroNexus Customer Payment Erroneously sent to Nuvectra Total
154,223	Op Disbursement - Other Vendors Total
7,306	Op Disbursement - Other - Bank Fee
Op Disbursement - Other - Payroll-related: H.S.A. Funds

(229,076)	25. OTHER

Monthly Operating Report
ACCRUAL BASIS-4
CASE NAME:		Nuvectra Corporation

CASE NUMBER:		19-43090

ACCOUNTS RECEIVABLE AGING			SCHEDULE AMOUNT as of Nov. 12	NOVEMBER 30	DECEMBER 31	MONTH
1.	0-30		$ 5,148,863	$ 3,431,923	$ 1,620,337
2.	31-60		$ 251,608	$ 511,331	$ 882,820
3.	61-90		$ 76,541	$ 158,661	$ 328,917
4.	91+		$ 717,900	$ 746,997	$ 766,957
5.	TOTAL ACCOUNTS RECEIVABLE		$ 6,194,913	$ 4,848,912	$ 3,599,032	$ -
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$ (578,468)	$ (578,468)	$ (573,826)
7.	ACCOUNTS RECEIVABLE (NET)		$ 5,616,444	$ 4,270,444	$ 3,025,206	$ -

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	December 31	2019

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$ 25,353	$ -	$ -	$ -	$ 25,353
2.	STATE	$ (20,633)	$ -	$ -	$ -	$ (20,633)
3.	LOCAL	$ -	$ -	$ -	$ -	$ -
4.	OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -	$ -
5.	TOTAL TAXES PAYABLE	$ 4,720	$ -	$ -	$ -	$ 4,720

6.	ACCOUNTS PAYABLE	$181,876	$43,184	$0	$0	$ 225,061

STATUS OF POSTPETITION TAXES				MONTH:	December 31	2019

			BEGINNING	AMOUNT		ENDING
			TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL			LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	Payroll	$ -	$ 266,897	$ 266,897	$ -
2.	FICA-EMPLOYEE	Payroll	$ -	$ 84,102	$ 84,102	$ -
3.	FICA-EMPLOYER	Payroll		$ 106,016	$ 80,663	$ 25,353
4.	UNEMPLOYMENT	Payroll	$ -	$ -	$ -	$ -
5.	INCOME		$ -	$ -	$ -	$ -
6.	OTHER (ATTACH LIST)		$ -	$ -	$ -	$ -
7.	TOTAL FEDERAL TAXES		$ -	$ 457,015	$ 431,662	$ 25,353
STATE AND LOCAL
8.	WITHHOLDING	Payroll	$ -	$ 56,160	$ 56,160	$ -
9.	SALES		$ (8,167)	$ (3,755)	$ 8,710	$ (20,633)
10.	EXCISE		$ -	$ -	$ -	$ -
11.	UNEMPLOYMENT	Payroll	$ -	$ -	$ -	$ -
12.	REAL PROPERTY		$ (6,460)	$ 6,460	$ -	$ -
13.	PERSONAL PROPERTY		$ -	$ -	$ -	$ -
14.	OTHER (ATTACH LIST)		$ -	$ -	$ -	$ -
15.	TOTAL STATE & LOCAL		$ (14,628)	$ 58,865	$ 64,870	$ (20,633)
16.	TOTAL TAXES		$ (14,628)	$ 515,879	$ 496,532	$ 4,720

Monthly Operating Report
ACCRUAL BASIS-5
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

				MONTH:	December 31	2019
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3	Account #4
A. BANK:		Silicon Valley Bank	Silicon Valley Bank	Silicon Valley Bank	Silicon Valley Bank
B. ACCOUNT NUMBER:		0826	2403	0906	8007	TOTAL
C. PURPOSE (TYPE):		Analysis Checking	Sweep Investment	Analysis Checking Lockbox	Utilities
1.	BALANCE PER BANK STATEMENT	$ 37,525	$ 5,449,528	$ -	$ 41,533	$ 5,528,586
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$ 33,033	$ 151,499	$ -	$ -	$ 184,532
3.	SUBTRACT: OUTSTANDING CHECKS	$ 5,006	$ -	$ -	$ -	$ 5,006
4.	OTHER RECONCILING ITEMS	$ -	$ -	$ -	$ -	$ -
5.	MONTH END BALANCE PER BOOKS	$ 65,552	$ 5,601,027	$ -	$ 41,533	$ 5,708,112
6.	NUMBER OF LAST CHECK WRITTEN	7358	N/A	N/A	N/A

INVESTMENT ACCOUNTS

		DATE OF		TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE		INSTRUMENT	PRICE	VALUE
7.	Silicon Valley Bank Asset Mgmnt x1350	N/A		N/A	N/A	$ 2,578,242
8.
9.
10.
11.	TOTAL INVESTMENTS					$ 2,578,242

CASH

12.	CURRENCY ON HAND					$ -

13.	TOTAL CASH - END OF MONTH					$ 8,286,353

Monthly Operating Report
ACCRUAL BASIS-6
CASE NAME:		Nuvectra Corporation

CASE NUMBER:		19-43090

				MONTH:	December 1-31	2019

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	Fred Parks	Payroll	$ 28,361	$ 44,507
2.	Jennifer Kosharek	Payroll	$ 20,885	$ 31,774
3.	Ben Tranchina	Payroll	$ 18,553	$ 28,352
4.	Bonnie Schmidt	Payroll	$ 13,146	$ 20,772
5.	N/A	N/A	$ -	$ -
6.	TOTAL PAYMENTS TO INSIDERS		$ 80,945	$ 125,406

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Norton Rose Fulbright LLP	N/A	$ -	$ -	$ -	$ 270,341
2.	Dorsey & Whitney LLP	N/A	$ -	$ -	$ -	$ 177,473
3.	Alvarez & Marsal LLC	N/A	$ -	$ -	$ -	$ 222,000
4.	Stout	N/A	$ -	$ -	$ -	$ 102,336
5.	KCC	N/A	$ -	$ -	$ -	$ 212,330
6.	Lenders (SVB & Oxford)	N/A	$ -	$ -	$ -	$ -
7.	Unsecured Creditors Committee	N/A	$ -	$ -	$ -	$ -
8.	TOTAL PAYMENTS TO PROFESSIONALS			$ -	$ -	$ 984,480

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

			SCHEDULED	AMOUNTS
			MONTHLY	PAID	TOTAL
			PAYMENTS	DURING	UNPAID
NAME OF CREDITOR			DUE	MONTH	POSTPETITION
1.	Silicon Valley Bank		$ 97,868	$ 97,868	$ -
2.	Oxford Finance		$ 97,868	$ 97,868	$ -
3.	Integer / Greatbatch (Plano office lease - rent only)		$ 44,082	$ 44,082	$ -
4.	EOS Development LLC / 105 EDGEVIEW OWNER LP (Broomfield office lease - rent, utilities, other fees per check)		$ 39,360	$ 79,003	$ -
5.	N/A		$ -	$ -	$ -
6.	TOTAL		$ 279,178	$ 318,821	$ -

Monthly Operating Report
ACCRUAL BASIS-7
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

MONTH:	December 31	2019

QUESTIONNAIRE

YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE	X
THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT	X
OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR	X
LOANS) DUE FROM RELATED PARTIES?
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES	X
THIS REPORTING PERIOD?
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE	X
DEBTOR FROM ANY PARTY?
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?	X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES	X
PAST DUE?
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?	X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS	X
DELINQUENT?
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE	X
REPORTING PERIOD?
12.	ARE ANY WAGE PAYMENTS PAST DUE?	X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

4. - The following payments on pre-pretition liabilities have been made this reporting period (from Dec. 1-31): see #11 for other taxes paid; Ch #7313 $50 to Alabama Dept of Revenue for 2017 business income tax, Ch #7321 $919 to Louisiana Dept of Rev for 2018 state income tax (return filed/paid by extension/due date of Dec. 16), Ch #7322 $936 to State of Michigan for NeuroNexus completed use tax audit of 2016-2018, Ch #7323 $100 to Oklahoma Tax Commission for Q3 franchise tax, Ch #7327 $49.20 to Wageworks for Nov. COBRA admin fees

11. - The following pre-pretition taxes have been paid from Dec. 1-31: Nov. sales & use tax.

INSURANCE
YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF	PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
N/A	N/A	N/A	N/A	N/A	N/A